UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
 Exchange Act of 1934 (Amendment No. __)

   Filed by the Registrant ☑
   Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FINJAN HOLDINGS, INC.
  (Name of Registrant as Specified In Its Charter)

  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required.
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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FINJAN HOLDINGS, INC.
 2000 University Avenue, Suite 600
 East Palo Alto, CA 94303

Dear Stockholder,

By now most of you should have received our Notice (“Notice”) of the 2015 Annual Stockholders’ Meeting and Proxy Statement (“Proxy Statement”).  In the Notice and Proxy Statement, we announced a record date of April 15, 2015 for the Annual Meeting of Stockholders to be held on June 24, 2015.  It has come to our attention that a record date of April 15, 2015 was too far in advance of the date of the Annual Meeting and therefore does not comply with Section 213 of the General Corporate Law of Delaware, which requires that the record date be not more than 60 nor less than 10 days before the date of a stockholders’ meeting.  To remedy this issue, the Board has fixed a new record date of June 9, 2015 for the 2015 Annual Meeting of Stockholders and, accordingly, holders of record of our common stock as of the close of business on such new record date shall be the stockholders entitled to notice of and to vote at the 2015 Annual Meeting of Stockholders.  The Annual Meeting will continue to be held on June 24, 2015.  As of June 9, 2015, there were 22,521,859 shares of common stock outstanding.

If you were a stockholder of record as of April 15, 2015, the original record date for the Annual Meeting, and you already submitted a proxy card or vote instruction form or voted by Internet or telephone, and you remained a stockholder of record on June 9, 2015, the new record date for the Annual Meeting, then your previous choices for all matters being voted upon will continue to be honored with respect to all shares of our common stock that you owned of record on the new record dates.  However, should you wish to change your vote, you may do so by following the instructions contained in the proxy materials previously provided to you to vote by Internet or telephone, by completing and returning a new proxy card or vote instruction form or by attending the meeting in person and voting in person, which will have the effect of superseding any previous vote.  Please note that other than changes to reflect the new record date and the number of shares of our common stock outstanding as of the new record date, no other changes to the Notice, Proxy Statement or proxy card have been made.

We appreciate your continued support.

June 10, 2015

Sincerely,

Philip Hartstein
President and Chief Executive Officer

FINJAN HOLDINGS, INC.
 2000 University Avenue, Suite 600
 East Palo Alto, CA 94303

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
 To Be Held on June 24, 2015
 9:00 a.m. Pacific Daylight Time

Dear Stockholder:

You are cordially invited to attend our 2015 annual meeting of stockholders to be held on Wednesday, June 24, 2015, at 9:00 a.m., Pacific Daylight Time, at our principal executive offices at:

2000 University Avenue, Suite 600
 East Palo Alto, CA 94303

for the following purposes:

1.	To elect two Class 3 directors to serve three-year terms ending in 2018;

2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

3.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

Only stockholders of record at the close of business on June 9, 2015 will be entitled to notice of and to vote at the meeting.  As of June 9, 2015, there were 22,521,859 shares of common stock outstanding.

If you were a stockholder of record as of April 15, 2015, the original record date for the Annual Meeting, and you already submitted a proxy card or vote instruction form or voted by Internet or telephone, and you remained a stockholder of record on June 9, 2015, the new record date for the Annual Meeting, then your previous choices for all matters being voted upon will continue to be honored with respect to all shares of our common stock that you owned of record on the new record dates.  However, should you wish to change your vote, you may do so by following the instructions contained in the proxy materials previously provided to you to vote by Internet or telephone, by completing and returning a new proxy card or vote instruction form or by attending the meeting in person and voting in person, which will have the effect of superseding any previous vote.  Please note that other than changes to reflect the new record date, no other changes to the Notice, Proxy Statement or proxy card have been made.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON, IF YOU DESIRE, AS DISCUSSED IN THIS PROXY STATEMENT.

By Order of the Board of Directors

Name: Philip Hartstein
Title: President and Chief Executive Officer
Palo Alto, California
June 10, 2015

FINJAN HOLDINGS, INC. ATTN: INVESTOR RELATIONS 2000 UNIVERSITY AVENUE, SUITE 600 EAST PALO ALTO, CA 94303
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM Eastern Time (8:59 PM Pacific Daylight Time) on June 23, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time (8:59 PM Pacific Daylight Time) on June 23, 2015. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M92103-P64698 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

FINJAN HOLDINGS, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	To elect two Class 3 directors to serve three-year terms ending in 2018; and		☐	☐	☐

Nominees:
	01)	Michael Eisenberg (Class 3)
	02)	Harry Kellogg (Class 3)

The Board of Directors recommends you vote FOR the following proposal:							For	Against	Abstain

2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please indicate if you plan to attend this meeting.			☐	☐
			Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]			Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M92104-P64698

FINJAN HOLDINGS, INC.
Annual Meeting of Stockholders
June 24, 2015 9:00 AM (PDT)
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Philip Hartstein and Michael Noonan, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of FINJAN HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, PDT, on June 24, 2015, at 2000 University Avenue, Suite 600, East Palo Alto, CA 94303, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side